Exhibit 99.1

HPE
1701 E. Mossy Oaks Road
Spring, TX 77389

hpe.com

News Release
HPE details strategic and execution priorities to drive enhanced shareholder value at HPE Securities Analyst Meeting 2025

•Strengthened networking capabilities will be a major contributor to HPE’s financial performance and strategic growth
•HPE intends to profitably capture explosive AI infrastructure growth with a focus on enterprise and sovereign customer segments, and anticipates expansion of its leadership in the hybrid cloud market
•HPE to increase its annual dividend for fiscal year 2026 by 10% and share repurchase capacity by an additional $3 billion, bringing the total repurchase authorization to approximately $3.7 billion
•By fiscal year 2028, HPE expects to generate more than $3.5 billion in free cash flow, with GAAP diluted net EPS of approximately $1.93 and non-GAAP diluted net EPS of at least $3.00

NEW YORK – October 15, 2025 – HPE (NYSE: HPE) today hosted its Securities Analyst Meeting at the New York Stock Exchange, where Antonio Neri, HPE president and CEO; Marie Myers, executive vice president and CFO; and Rami Rahim, executive vice president, president and general manager of HPE Networking, discussed the company’s strategic priorities and financial outlook through fiscal year 2028. They illustrated how HPE’s leadership position in the high-growth, high-margin networking market and differentiated offering across cloud and AI will strengthen the company’s ability to generate stronger returns for investors.

Neri highlighted the company’s differentiated strategy and financial progress as HPE enters a new chapter driven by expanded networking capabilities and enhanced participation in the cloud and AI markets with a stronger value proposition.

“By aligning our investments and innovation to address the IT industry’s most promising opportunities in networking, cloud, and AI, we’re poised to gain share in the markets that matter most to our customers,” said Antonio Neri, president and CEO. “In HPE’s new chapter, our strengthened portfolio will create more profitable growth, increasing capital return opportunities that deliver even greater value to our shareholders.”

HPE is shifting its portfolio to higher-growth, higher-margin businesses, giving the company greater potential to enhance long-term profit. The company discussed its intent to achieve greater profitability and improve free cash flow generation in the coming years, in order to provide higher capital return to shareholders.

To support its shareholder capital return goals, the company announced a 10% increase to its annual dividend for fiscal year 20261, reflecting confidence in its outlook. Its Board of Directors authorized an additional $3 billion in capacity for share repurchases, bringing HPE’s total repurchase authorization to approximately $3.7 billion. Long-term, HPE plans to return significant free cash flow to shareholders via dividends and buybacks.

Neri noted the company’s strategic priorities for the company’s next chapter: build a new networking industry leader; capture profitable growth in the AI infrastructure market with a focus on sovereign and enterprise customers; accelerate high-margin software and services growth through GreenLake; capitalize on unstructured data market growth; and transition customers to next-generation server platforms. The company will pursue these market opportunities while optimizing the company’s cost structure to enhance long-term profitability.

Creating a new networking industry leader

Networking has become a foundational pillar of HPE’s business. With the acquisition of Juniper Networks, Inc., HPE has created an opportunity to disrupt the status quo in the networking industry. HPE is uniquely positioned to lead in this market, offering an industry-leading, AI-native networking portfolio across campus and branch, data center switching, and wide-area routing infrastructure. With expanded portfolio breadth and go-to-market scale, HPE is set to fuel networking innovation with AI and for AI.

Capturing profitable growth in the AI infrastructure market

HPE’s portfolio of AI offerings positions the company competitively across customer segments, including AI model builders and service providers, sovereigns, and enterprises. The company intends to leverage its unique strengths to focus on the sovereign and enterprise segments, enabling HPE to capture explosive AI infrastructure growth profitably.

Accelerating high-margin GreenLake software and services growth

HPE expects to continue to attract new customers and grow share of wallet with GreenLake, the cloud that delivers a unified platform experience to enable enterprises to simplify IT, reduce costs and transform faster. GreenLake creates cross-sell opportunities for software and services across the installed base. HPE’s growing portfolio of high-margin software offerings is also expanding the company’s ability to accelerate growth and margin. HPE plans to capitalize on unstructured data market growth with proprietary technology.

Capitalizing on unstructured data market growth with our own IP through Alletra MP

AI has made data management an even more important priority for enterprises, and HPE Alletra MP is uniquely positioned for growing unstructured data management needs. HPE is building on the momentum of Alletra MP to drive a transition to HPE-developed storage solutions, reducing reliance on third-party products and enhancing profitability.

Driving customer transition to next-generation server platforms

In its core server segment, HPE will balance profitability and unit growth, focusing on volume and service attachment to sustain long-term cash flow. Transitioning customers to HPE ProLiant Gen 11 and Gen 12 servers drives revenue growth through richer configurations and higher average prices.

Optimizing cost structure to sustain long-term profitability

HPE will focus on operational execution and cost structure optimization to increase free cash flow and reduce its net debt leverage ratio, creating the ability to accelerate greater capital return to shareholders.

The company announced updates to Catalyst, a set of initiatives to enhance growth opportunities while driving structural cost savings. Designed to make the company faster, smarter, and more efficient, these cost-reduction and efficiency actions position HPE for improved operating leverage and higher long-term profitability. The company anticipates that by fiscal year 2028, Catalyst will deliver at least $350 million in gross savings. The company also still expects to achieve at least $600 million in cost savings from Juniper-related synergies during that time. These savings will impact both cost of sales and operating expenses, improving non-GAAP gross profit, enhancing non-GAAP operating profit, while supporting investments vital for long-term sustainable growth.

Long-Term Financial Outlook

HPE provided its long-term financial model for fiscal year 2025 through fiscal year 2028. HPE projects a compounded revenue growth rate of 5% to 7% and non-GAAP operating profit growth of 11% to 17%, both on a pro forma2,3 basis, driving non-GAAP diluted net earnings per share ("EPS") of at least $3.00 per share by fiscal year 2028. GAAP diluted net EPS is estimated to be approximately $1.93 per diluted share by fiscal year 2028. Non-GAAP diluted net EPS excludes net after-tax adjustments of approximately $1.07 per diluted share, primarily related to amortization of intangible assets and stock-based compensation expense. GAAP diluted net EPS guidance does not reflect any potential gains or losses from the disposition of its remaining interest in H3C. In addition, HPE expects to generate more than $3.5 billion in free cash flow3,4 by fiscal year 2028.

The company will continue to follow a strategic financial framework for value creation, focused on driving free cash flow generation, a commitment to reducing net leverage, and delivering capital returns through consistent dividend growth and share repurchases.

FY26 Outlook

For fiscal year 2026, HPE expects sustained momentum across its business and provided the following forecast: year over year revenue growth between 5% to 10%, non-GAAP operating profit growth between 10% to 18%, both on a pro forma2 basis, and GAAP operating profit growth estimate without the pro forma treatment is expected to be 435% to 445%. FY26 non-GAAP operating profit excludes costs of approximately $2.9 billion primarily related to amortization of intangible assets, stock-based compensation expense, acquisition, disposition and other charges, and cost reduction program.

The company expects headwinds of approximately $650 million in interest and other, net for the full year. The company expects a structural non-GAAP tax rate of 14%3 based on current tax laws due to the benefits from the Juniper acquisition.

HPE is expecting fiscal year 2026 GAAP diluted net EPS to be in the range of $0.57 to $0.77 and non-GAAP diluted net EPS of between $2.20 and $2.40. The non-GAAP diluted net EPS outlook excludes after-tax costs of approximately $1.63 per diluted share, primarily related to amortization of intangible assets, stock-based compensation expense, and acquisition, disposition and other charges. GAAP diluted net EPS guidance does not reflect any potential gains or losses from the disposition of its remaining interest in H3C. HPE expects fiscal year 2026 free cash flow to be $1.5 billion to $2.0 billion.3,4

The company announced a 10% increase in its annual dividend per share1.

Webcast Details

A recording of today’s SAM webcast event, along with executives’ presentations and related materials, will be available on the HPE Investor Relations website at https://www.hpe.com/investor/SAM2025.

This press release contains only a summary of some of the information presented at today’s event and should be read in conjunction with the management presentations and related materials made available on that website.

1 Subject to HPE Board of Directors approval

2 Growth rates include FY25 results normalized to include 8 months of Juniper results pre-acquisition close. Revenue growth outlook without such treatment is expected to be 17 to 22% for FY26 and 8 to 11% long-term.

3 Hewlett Packard Enterprise provides certain guidance on a non-GAAP basis. The Company is unable to provide a reconciliation to the most directly comparable GAAP financial measure without unreasonable efforts, as it cannot predict some elements that are included in such directly comparable GAAP financial measure or, in the case of non-GAAP operating profit growth CAGR, GAAP operating profit CAGR is not derivable because GAAP operating profit for FY25 is expected to be negative. These elements could have a material impact on the Company’s reported GAAP results for the guidance period.

4 Free cash flow represents cash flow from operations, less net capital expenditures (investments in property, plant & equipment (“PP&E”) and software assets less proceeds from the sale of PP&E), and adjusted for the effect of exchange rate fluctuations on cash, cash equivalents, and restricted cash.

About HPE
HPE (NYSE: HPE) is a leader in essential enterprise technology, bringing together the power of AI, cloud, and networking to help organizations achieve more. As pioneers of possibility, our innovation and expertise advance the way people live and work. We empower our customers across industries to optimize operational performance, transform data into foresight, and maximize their impact. Unlock your boldest ambitions with HPE. Discover more at https://www.hpe.com/us/en/home.html.

Media Contact:
Laura Keller
laura.keller@hpe.com

Investor Contact:
Paul Glaser
investor.relations@hpe.com

Use of non-GAAP financial information and key performance metrics
To supplement Hewlett Packard Enterprise’s condensed consolidated financial statement information presented on a generally accepted accounting principles (“GAAP”) basis, Hewlett Packard Enterprise provides financial measures, including non-GAAP gross profit, non-GAAP gross profit margin, non-GAAP operating profit (non-GAAP earnings from operations), non-GAAP operating profit margin (non-GAAP earnings from operations as a percentage of net revenue), non-GAAP income tax rate, non-GAAP net earnings attributable to HPE and non-GAAP net earnings attributable to common stockholders, non-GAAP diluted net earnings per share attributable to common stockholders, and free cash flow (“FCF”). Hewlett Packard Enterprise also provides forecasts of non-GAAP operating profit growth, non-GAAP diluted net earnings per share, and FCF. Reconciliations of each of these non-GAAP financial measures to their most directly comparable GAAP measures for this quarter and prior periods are included in the tables below or elsewhere in the materials accompanying this news release. In addition an explanation of the ways in which Hewlett Packard Enterprise’s management uses these non-GAAP measures to evaluate its business, the substance behind Hewlett Packard Enterprise’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which Hewlett Packard Enterprise’s management compensates for those limitations, and the substantive reasons why Hewlett Packard Enterprise’s management believes that these non-GAAP measures provide supplemental useful information to investors is included further below. This additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for revenue, gross profit, gross profit margin, operating profit (earnings from operations), operating profit margin (earnings from operations as a percentage of net revenue), net earnings, diluted net earnings per share, and cash flow from operations prepared in accordance with GAAP.

Use and economic substance of non-GAAP financial measures used by Hewlett Packard Enterprise
Hewlett Packard Enterprise’s management uses these non-GAAP financial measures for purposes of evaluating Hewlett Packard Enterprise’s historical and prospective financial performance, as well as Hewlett Packard Enterprise’s performance relative to its competitors. Hewlett Packard Enterprise’s management also uses these non-GAAP measures to further its own understanding of Hewlett Packard Enterprise’s segment operating performance. Hewlett Packard Enterprise believes that excluding certain items - from these non-GAAP financial measures allows Hewlett Packard Enterprise’s management to better understand Hewlett Packard Enterprise’s consolidated financial performance in relation to the operating results of Hewlett Packard Enterprise’s segments, as Hewlett Packard Enterprise’s management does not believe that the excluded items are reflective of ongoing operating results.

Material limitations associated with use of non-GAAP financial measures
These non-GAAP financial measures may have limitations as analytical tools, and these measures should not be considered in isolation or as a substitute for analysis of Hewlett Packard Enterprise’s results as reported under GAAP.

Compensation for limitations associated with use of non-GAAP financial measures
Hewlett Packard Enterprise compensates for the limitations on its use of non-GAAP financial measures by relying primarily on its GAAP results and using non-GAAP financial measures only as supplement. Hewlett Packard Enterprise also provides a reconciliation of each non-GAAP financial measures to its most directly comparable GAAP measure in this release or in other written materials that include these non-GAAP financial measures, and Hewlett Packard Enterprise encourages investors to review those reconciliations carefully.

Usefulness of non-GAAP financial measures to investors
Hewlett Packard Enterprise believes that providing forecasts of non-GAAP operating profit, non-GAAP operating profit growth, non-GAAP measure of other income and expenses, non-GAAP income tax rate, non-GAAP diluted net earnings per share, and free cash flow financial measures to investors, in addition to certain related GAAP measures, provides investors with greater transparency to the information used by Hewlett Packard Enterprise’s management in its financial and operational decision making and allows investors to see Hewlett Packard Enterprise’s results “through the eyes” of management. Hewlett Packard Enterprise further believes that providing this information better enables Hewlett Packard Enterprise’s investors to understand Hewlett Packard Enterprise’s operating performance and financial condition and to evaluate the efficacy of the methodology and information used by Hewlett Packard Enterprise’s management to evaluate and measure such performance and financial condition. Disclosure of these non-GAAP financial measures also facilitates comparisons of Hewlett Packard Enterprise’s operating performance with the performance of other companies in Hewlett Packard Enterprise’s industry that supplement their GAAP results with non-GAAP financial measures that may be calculated in a similar manner.

Forward-looking statements
This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties, and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of Hewlett Packard Enterprise Company and its consolidated subsidiaries (“Hewlett Packard Enterprise”) may differ materially from those expressed or implied by such forward-looking statements and assumptions. The words “believe”, “expect”, “anticipate”, “guide”, “optimistic”, “intend”, “aim”, “will”, “estimates”, “may”, “could”, “should” and similar expressions are intended to identify such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any statements regarding anticipated financial or operational benefits associated with the forthcoming segment realignment; any statements regarding the ongoing integration of Juniper Networks, Inc., and any projections, estimates, or expectations of savings or synergy realizations in connection therewith; any projections, estimations, or expectations of addressable markets and their sizes and our ability to capture market opportunities, revenue (including annualized revenue run-rate), margins, expenses, investments, effective tax rates, interest rates, the impact of changes in trade policies and restrictions and the uncertainty created thereby, net earnings, net earnings per share, cash flows, liquidity and capital resources, inventory, goodwill, impairment charges, dividends, share repurchases, currency exchange rates, repayments of debts, or other financial items; any projections or estimations of orders; any projections of the amount, timing, or impact of cost savings or costs incurred to realize such savings; any statements of the plans, strategies, and objectives of management for future operations, as well as the execution and consummation of cost saving efforts, corporate transactions or contemplated acquisitions and dispositions, research and development expenditures, and any resulting benefit, cost savings, charges, or revenue or profitability improvements; any statements concerning the expected development, performance, market share, or competitive performance relating to our products or services; any statements concerning technological and market trends, the pace of technological innovation, and adoption of new technologies, including products and services offered by Hewlett Packard Enterprise; any statements regarding current or future macroeconomic trends or events and the impacts of those trends and events on Hewlett Packard Enterprise and our financial performance, including but not limited to supply chain dynamics, uncertain global trade policies and/or restrictions, and demand for our products and services, and our actions to mitigate such impacts on our business; any statements of expectation or belief, including those relating to future guidance and the financial performance of Hewlett Packard Enterprise; and any statements of assumptions underlying any of the foregoing.

Risks, uncertainties, and assumptions include the need to address the many challenges facing Hewlett Packard Enterprise’s businesses; the competitive pressures faced by Hewlett Packard Enterprise’s businesses; risks associated with executing Hewlett Packard Enterprise’s strategy; the impact of macroeconomic and geopolitical trends and events, including but not limited to those mentioned above;

the need to effectively manage third-party suppliers and distribute Hewlett Packard Enterprise's products and services; the protection of Hewlett Packard Enterprise's intellectual property assets, including intellectual property licensed from third parties and intellectual property shared with its former parent; risks associated with Hewlett Packard Enterprise's international operations (including from geopolitical events, such as those mentioned above); the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; the execution of Hewlett Packard Enterprise’s transformation and mix shift of its portfolio of offerings; the execution and performance of contracts by Hewlett Packard Enterprise and its suppliers, customers, clients, and partners, including any impact thereon resulting from macroeconomic or geopolitical events, such as those mentioned above; the hiring and retention of key employees; the execution, integration, consummation, and other risks associated with business combination, disposition, and investment transactions, including but not limited to the integration of Juniper Networks, Inc., including our ability to implement our plans and forecasts and realize our anticipated financial, technological and operational benefits with respect to the consolidated business; the execution, timing, and results of any cost saving actions, including estimates and assumptions related to the costs and anticipated benefits of implementing such actions; the impact of changes to privacy, cybersecurity, environmental, global trade, and other governmental regulations; changes in our product, lease, intellectual property, or real estate portfolio; the payment or non-payment of a dividend for any period; the efficacy of using non-GAAP, rather than GAAP, financial measures in business projections and planning; the judgments required in connection with determining revenue recognition; impact of company policies and related compliance; utility of segment realignments; allowances for recovery of receivables and warranty obligations; provisions for, and resolution of, pending investigations, claims, and disputes; the impacts of legal and regulatory changes and related guidance; and other risks that are described in Hewlett Packard Enterprise’s Annual Report on Form 10-K for the fiscal year ended October 31, 2024, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and in other filings made by Hewlett Packard Enterprise from time to time with the Securities and Exchange Commission.

As in prior periods, the financial information set forth in this press release, including tax-related items, reflects estimates based on information available at this time. While Hewlett Packard Enterprise believes these estimates to be reasonable, these amounts could differ materially from reported amounts in the filings made by Hewlett Packard Enterprise from time to time with the Securities and Exchange Commission. Hewlett Packard Enterprise assumes no obligation and does not intend to update these forward-looking statements, except as required by applicable law.